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Exhibit 32.1

XILINX, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Xilinx, Inc. (the "Company") on Form 10-K for the year ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Willem P. Roelandts, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 1, 2005	/s/ WILLEM P. ROELANDTS Willem P. Roelandts President, Chief Executive Officer and Chairman of the Board of Directors

 A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Xilinx, Inc. and will be retained by Xilinx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
XILINX, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002